JULY 29, 2015
Summary Prospectus
BIF Multi-State Municipal Series Trust
►	BIF New York Municipal Money Fund
CMYXX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 29, 2015, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BIF New York Municipal Money Fund
Investment Objective

The investment objective of BIF New York Municipal Money Fund (“New York Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as New York’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of New York Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.492%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.053%
Total Annual Fund Operating Expenses	0.67%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Principal Investment Strategies of the Fund

New York Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the State of New York or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from New York State, New York City and the City of Yonkers personal income tax (“New York municipal securities”). New York municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
Under normal circumstances, the Fund will generally invest at least 80% of its assets in New York municipal securities.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
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■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in New York municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by BlackRock. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in New York municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New York municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial
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institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how New York Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 626-1960.
BIF New York Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
New York Fund	0.01%	0.01%	0.95%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

New York Fund’s investment manager is BlackRock Advisors, LLC.
Purchase and Sale of Fund Shares

If you are a Cash Management Account® (“CMA®”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA® service subscriber or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for the Fund is $5,000. If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in the Fund, generally cash balances of more than $1 in a CMA® account are automatically invested in shares of the Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be
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automatically invested in shares of the Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA® service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any BIF fund not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. However, you may not hold shares of more than one of BIF California Municipal Money Fund, BIF Connecticut Municipal Money Fund, BIF Massachusetts Municipal Money Fund, BIF New Jersey Municipal Money Fund, BIF New York Municipal Money Fund and BIF Ohio Municipal Money Fund at the same time. If you are a CMA® service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486.
The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
Tax Information

The Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, the Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.
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INVESTMENT COMPANY ACT FILE # 811-5011
BIF New York Municipal Money Fund
SPRO-BIF-NY-0715